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                                                                   EXHIBIT 10.37


                 AMENDMENT NO. 4 TO SALE AND SERVICING AGREEMENT

                          dated as of December 10, 2002

                                      among

                             CPS WAREHOUSE TRUST, as
                              Purchaser and Issuer,

                      CONSUMER PORTFOLIO SERVICES, INC., as
                               Seller and Servicer

                    SYSTEMS & SERVICES TECHNOLOGIES, INC., as
                                 Backup Servicer

                        BANK ONE TRUST COMPANY, N.A., as
                          Standby Servicer and Trustee

                                  WESTLB AG, as
                                      Agent



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                 AMENDMENT NO. 4 TO SALE AND SERVICING AGREEMENT

         AMENDMENT NO. 4 TO SALE AND SERVICING AGREEMENT, dated as of December 10, 2002 (the "AMENDMENT") among CPS WAREHOUSE TRUST, a Delaware business trust (in its capacities as the Issuer, the "ISSUER" and as Purchaser, the "PURCHASER," respectively), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER," respectively), SYSTEMS & SERVICES TECHNOLOGIES, INC., a Delaware corporation ("SST"), as Backup Servicer, and BANK ONE TRUST COMPANY, N.A., a national banking association, (in its capacities as Standby Servicer, the "STANDBY SERVICER" and as Trustee, the "TRUSTEE," respectively) and WESTLB AG (F/K/A WESTDEUTSCHE LANDESBANK GIROZENTRALE) ( the "AGENT"), as it may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

                                    RECITALS
                                    --------

         WHEREAS, the Purchaser, the Seller, the Servicer, SST, the Standby Servicer and the Trustee (collectively, the "AMENDING PARTIES") have entered into the Sale and Servicing Agreement dated as of March 7, 2002, as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms (the "SALE AND SERVICING AGREEMENT") and the Amending Parties desire to amend the Sale and Servicing Agreement in certain respects as provided below with the consent of the Noteholder and the Controlling Party;

         WHEREAS, the parties to the Indenture, the Note Purchase Agreement and the Liquidity Asset Purchase Agreement, other than the Amending Parties (collectively, the "OTHER DOCUMENT PARTIES"), desire to acknowledge and consent to this Amendment.


                                   AGREEMENTS
                                   ----------

         In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Amending Parties agree as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS

         SECTION 1.1. DEFINED TERMS. Unless defined in this Amendment, capitalized terms used in this Amendment (including in the Preamble and the Recitals) shall have the meaning given such terms in ANNEX A to the Sale and Servicing Agreement, as identifiable from the context in which such term is used.

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                                   ARTICLE II
                                   ----------

                  AMENDMENTS TO SALE AND SERVICING AGREEMENT

         SECTION 2.1. AMENDMENTS TO ANNEX A TO THE SALE AND SERVICING AGREEMENT.

                  (a) The percentage referenced in clause (i) of the definition of "Concentration Limits" is hereby increased from 20% to 25%.

                  (b) The percentage referenced in clause (ii) of the definition of "Concentration Limits" is hereby decreased from 60% to 50%.

                  (c) A new clause (xiv) is hereby added at the end of the definition of "Concentration Limits" to read in its entirety as follows:

                  (xiv) Eligible Receivables originated under Seller's "Preferred Program" shall not at any time represent more than 5% of the Aggregate Principal Balance of the Eligible Receivables; provided that following 30 days' written notice from the Insurer to the Seller that such "Preferred Program" Receivables are ineligible, such "Preferred Program" Receivables shall represent not more than 0% of the Aggregate Principal Balance of the Eligible Receivables.

         SECTION 2.2. CONSENT OF THE OTHER DOCUMENT PARTIES. The Other Document Parties hereby consent to the amendments set forth in Section 2.1 hereof.

                                   ARTICLE III
                                   -----------

                           CONDITION TO EFFECTIVENESS

         SECTION 3.1. EXECUTION OF AMENDMENT BY AMENDING PARTIES. This Amendment shall become effective upon receipt by the parties hereto of executed counterparts of this Amendment.


                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS

         SECTION 4.1. RATIFICATION. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Sale and Servicing Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Sale and Servicing Agreement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be


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effective only with respect to the provisions of the Sale and Servicing
Agreement specifically referred to herein and any references in the Sale and Servicing Agreement to the provisions of the Sale and Servicing Agreement and the Indenture specifically referred to herein shall be to such provisions as amended by this Amendment. Notwithstanding the preceding sentence, this Amendment shall apply and be effective with respect to the provisions of the Indenture, the Note Purchase Agreement and the Liquidity Asset Purchase Agreement.

         SECTION 4.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 4.3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW (INCLUDING, WITHOUT LIMITATION, THE UCC) OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF
LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         SECTION 4.4. WAIVER OF NOTICE. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

         SECTION 4.5. HEADINGS. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Sale and Servicing Agreement and shall not affect the construction or interpretation of this Amendment or the Sale and Servicing Agreement or any provisions hereof or thereof.


                  [Remainder of Page Intentionally Left Blank]



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         IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.



                                           CPS WAREHOUSE TRUST

                                           By: Wilmington Trust Company, not in
                                           its individual capacity but solely as
                                           Owner Trustee

                                           By:_______________________________
                                           Name:
                                           Title:



                                           CONSUMER PORTFOLIO SERVICES, INC.,
                                           as Seller


                                           By:________________________________
                                           Name:
                                           Title:


                                           CONSUMER PORTFOLIO SERVICES, INC.,
                                           as Servicer


                                           By:________________________________
                                           Name:
                                           Title:


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                                          BANK ONE TRUST COMPANY, N.A.,
                                          not in its individual capacity, but
                                          solely as Standby Servicer and Trustee


                                          By:_______________________________
                                          Name:
                                          Title:


                                          SYSTEMS & SERVICES
                                          TECHNOLOGIES, INC., as
                                          Backup Servicer

                                          By:_______________________________
                                          Name:
                                          Title:


                                           WESTLB AG, NEW YORK BRANCH,  as
                                           Agent


                                          By:_______________________________
                                          Name:
                                          Title:


                                          By:_______________________________
                                          Name:
                                          Title:


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CONSENTED AND AGREED TO:


PARADIGM FUNDING LLC, as Noteholder


By:___________________________________
         Name:
         Title:



XL CAPITAL ASSURANCE INC., as Controlling Party


By:____________________________________
         Name:
         Title:



WESTLB AG, NEW YORK BRANCH,  as Committed Note Purchaser


By:_____________________________________
         Name:
         Title:
By:_____________________________________
         Name:
         Title:



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WESTLB AG, NEW YORK BRANCH,  as Liquidity Agent


By:____________________________________
         Name:
         Title:



By:____________________________________
         Name:
         Title:



WESTLB AG, NEW YORK BRANCH,  as Administrator


By:______________________________________
         Name:
         Title:



By:______________________________________
         Name:
         Title:



                                       7
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WESTLB AG, NEW YORK BRANCH,  as Purchaser


By:______________________________________
         Name:
         Title:



By:______________________________________
         Name:
         Title:








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